UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

Montage Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 West John Carpenter Freeway, Suite 300 Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 444-1647

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	MR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On May 4, 2020, Montage Resources Corporation (the “Company”) entered into the Third Amendment to Third Amended and Restated Credit Agreement (the “Amendment”), by and among the Company, as borrower, Bank of Montreal, as administrative agent (the “Administrative Agent”), and each of the lenders party thereto.

The Amendment amends the Third Amended and Restated Credit Agreement, dated as of February 28, 2019, by and among the Company, the Administrative Agent and each of the lenders party thereto (as amended, the “Credit Agreement”), to, among other things, (i) increase the Applicable Margin by 0.25% and (ii) add anti-cash hoarding provisions that generally limit the amount of Available Cash held by the Company and its Restricted Subsidiaries to $40 million.

The Amendment also evidences the April 1, 2020 scheduled redetermination of the Borrowing Base under the Credit Agreement. Pursuant to this scheduled redetermination, the Borrowing Base was reduced from $500 million to $475 million. This new Borrowing Base will remain the Borrowing Base under the Credit Agreement until otherwise redetermined or adjusted in accordance with the terms of the Credit Agreement.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used and not otherwise defined in this Item 1.01 have the respective meanings given them in the Credit Agreement.

Item 2.02Results of Operations and Financial Condition.

On May 7, 2020, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial and operational results for the first quarter 2020.

Item 7.01Regulation FD Disclosure.

On May 7, 2020, the Company posted an updated corporate presentation in the Investor Center section of the Company’s website at: www.montageresources.com.

In accordance with General Instruction B.2. of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Third Amendment to Third Amended and Restated Credit Agreement, dated as of May 4, 2020, by and among Montage Resources Corporation, as borrower, Bank of Montreal, as administrative agent, and each of the lenders party thereto.

99.1	Press Release, dated May 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAGE RESOURCES CORPORATION

Date: May 7, 2020	By:	/s/ Paul M. Johnston
	Name:	Paul M. Johnston
	Title:	Executive Vice President, General Counsel and Corporate Secretary